EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael J. Loiacono, the Chief Financial Officer and Chief Accounting Officer of Global Axcess Corp (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1) the Quarterly Report on Form 10-QSB of the Company for the second quarter  ended June 30, 2007 (the "Report") fully complies with the requirements of  Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m  or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material  respects, the financial condition and results of operations of the Company.

Dated: August 7, 2007

/s/ Michael J. Loiacono
Name: Michael J. Loiacono Title: Chief Financial Officer & Chief Accounting Officer